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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 23, 2003

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

                1-11373                                  31-0958666
       (Commission File Number)             (IRS Employer Identification Number)

                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)




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ITEM 9.  REGULATION FD DISCLOSURE.

         The information included in this section is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with the interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         A copy of a press release announcing the Registrant's results for the third fiscal quarter ended March 31, 2003 is attached hereto as Exhibit 99.01.

         Attached hereto as Exhibit 99.02 is a discussion of the reasons why management believes that presenting results that exclude the impact of special charges provides a better representation of the Registrant's current performance and trends.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Cardinal Health, Inc.
                                      (Registrant)

Date:  April 23, 2003                 By:  /s/ Paul S. Williams
                                          ---------------------
                                          Name:  Paul S. Williams
                                          Title: Executive Vice President, Chief
                                                 Legal Officer and Secretary




                                  EXHIBIT INDEX


99.01 Press Release issued by the Registrant on April 23, 2003, and furnished under this Current Report.

99.02 Information released by the Company on April 23, 2003, and furnished under this Current Report.


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